SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2005

                                      BAF

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 2002-2)

                (Exact name of registrant as specified in charter)

Delaware                      333-38154-02                  54-2083953
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2005


                                      BAF


                          By: /s/ Melissa Minneci
                              ------------------------------
                          Name:   Melissa Minneci
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2005


                             Payment Date: 03/25/05


          ------------------------------------------------------------
                      Banc of America Funding Corporation
               Mortgage Pass-Through Certificates, Series 2002-2
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    6.000000%             0.00          0.00            0.00       0.00       0.00
                        A2         35,627,827.13    6.000000%     1,787,831.50    178,139.14    1,965,970.63       0.00       0.00
                        A3          5,533,118.35    6.000000%             0.00          0.00            0.00       0.00       0.00
                        A4         14,675,000.00    6.000000%             0.00     73,375.00       73,375.00       0.00       0.00
                        A5            325,000.00    6.000000%             0.00      1,625.00        1,625.00       0.00       0.00
Residual                AR                  0.00    6.000000%             0.00          0.00            0.00       0.00       0.00
                        AIO        53,184,657.98    0.415743%             0.00     18,425.97       18,425.97       0.00       0.00
                        APO           165,995.20    0.000000%           267.57          0.00          267.57       0.00       0.00
                        SES        63,619,540.31    0.200000%             0.00     10,603.26       10,603.26       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,354,314.63    6.000000%         3,984.62     16,771.57       20,756.19       0.00       0.00
                        B2          1,531,845.80    6.000000%         1,819.69      7,659.23        9,478.92       0.00       0.00
                        B3            947,683.79    6.000000%         1,125.76      4,738.42        5,864.18       0.00       0.00
                        B4            510,291.27    6.000000%           606.18      2,551.46        3,157.64       0.00       0.00
                        B5            437,392.52    6.000000%           519.58      2,186.96        2,706.54       0.00       0.00
                        B6            511,072.42    6.000000%           607.03      2,555.36        3,162.40       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         63,619,541.10     -            1,796,761.93    318,631.37    2,115,393.30     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2         33,839,995.63              0.00
                                A3          5,560,783.94              0.00
                                A4         14,675,000.00              0.00
                                A5            325,000.00              0.00
Residual                        AR                  0.00              0.00
                                AIO        51,430,931.38              0.00
                                APO           165,727.64              0.00
                                SES        61,850,443.90              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,350,330.01              0.00
                                B2          1,530,026.11              0.00
                                B3            946,558.03              0.00
                                B4            509,685.09              0.00
                                B5            436,872.94              0.00
                                B6            510,465.39              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         61,850,444.77     -
--------------------------------------------------------------------------------

                             Payment Date: 03/25/05


          ------------------------------------------------------------
                      Banc of America Funding Corporation
               Mortgage Pass-Through Certificates, Series 2002-2
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     6.000000% 05946XBF9     0.000000      0.000000      0.000000
                           A2     35,627,827.13     6.000000% 05946XBG7    22.940328      2.285769    434.213509
                           A3      5,533,118.35     6.000000% 05946XBH5     0.000000      0.000000  1,149.872610
                           A4     14,675,000.00     6.000000% 05946XBJ1     0.000000      5.000000  1,000.000000
                           A5        325,000.00     6.000000% 05946XBK8     0.000000      5.000000  1,000.000000
Residual                   AR              0.00     6.000000% 05946XBL6     0.000000      0.000000      0.000000
                           AIO    53,184,657.98     0.415743% 05946XBM4     0.000000      0.138978    387.918319
                           APO       165,995.20     0.000000% 05946XBN2     1.160579      0.000000    718.852789
                           SES    63,619,540.31     0.200000% BAMFUNDS      0.000000      0.070667    412.211400
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,354,314.63     6.000000% 05946XBP7     1.154627      4.859917    970.828748
                           B2      1,531,845.80     6.000000% 05946XBQ5     1.154627      4.859917    970.828748
                           B3        947,683.79     6.000000% 05946XBR3     1.154627      4.859917    970.828748
                           B4        510,291.27     6.000000% 05946XBS1     1.154627      4.859917    970.828748
                           B5        437,392.52     6.000000% 05946XBT9     1.154627      4.859917    970.828748
                           B6        511,072.42     6.000000% 05946XBU6     1.154491      4.859924    970.830375
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      63,619,541.10       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Banc of America Funding Corporation
               Mortgage Pass-Through Certificates, Series 2002-2
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        61,850,443.90    61,850,443.90
Loan count                    471              471
Avg loan rate           6.586898%             6.59
Prepay amount        1,693,483.91     1,693,483.91

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        11,696.02        11,696.02
Sub servicer fees            0.00             0.00
Trustee fees               265.08           265.08


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           88.549227%           100.000000%             56,326,940.68
   -----------------------------------------------------------------------------
   Junior           11.450773%             0.000000%              7,283,937.56
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                   373,206.84
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             2                   137,051.42

Totals:                                 6                   510,258.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            2,115,393.30          2,115,393.30
Principal remittance amount            1,796,761.93          1,796,761.93
Interest remittance amount               318,631.37            318,631.37